June 2, 2009

Dear John Hancock Classic Value Fund II Shareholder:

PLEASE VOTE YOUR SHARES BEFORE THE JULY 1, 2009 SPECIAL MEETING OF SHAREHOLDERS.

We recently mailed you proxy materials relating to a proposal to reorganize and merge John Hancock Classic Value Fund II into John Hancock Disciplined Value Fund. This proposal will be voted on at a Special Meeting of Shareholders of the John Hancock Classic Value Fund II scheduled for July 1, 2009. As of the date of this letter we have not received your vote.

Given the turmoil in the markets, I am not surprised that you haven’t had time to review the materials and return your vote. Plus, we recognize that you have received several proxy statements from us this year. We want to be clear that this proxy is separate and distinct from any other proxies sent earlier in 2009.

We need your vote. For reasons set forth in the proxy materials previously mailed to you, the fund’s Board of Trustees, after careful consideration, has approved the reorganization and merger of Classic Value Fund II into Disciplined Value Fund. The board believes the proposal is in the best interest of the shareholders and unanimously recommends that you vote in favor.

Your vote is required to complete the merger!

The proxy materials we previously sent include information on several considerable advantages that may result from passage of this proposal. One advantage is to become a shareholder in one larger fund with greater potential to increase asset size and achieve economies of scale. Furthermore, Disciplined Value Fund has achieved stronger long-term performance results compared to your fund’s performance over the last two calendar years. Finally, shareholders will gain access to Disciplined Value’s investment process and the value investing expertise of Robeco Investment Management, Inc.

YOUR VOTE IS IMPORTANT!

No matter how large or small your fund holdings are, your vote is extremely important and makes a difference. I encourage you to exercise your right as a shareholder to participate in your fund’s governance by reviewing the proxy statement and then casting your vote promptly by calling toll-free (1-866-450-8470), going to our Web site (www.jhfunds.com/proxy) or mailing your signed proxy card.

Thank you for your active participation in this important matter involving your fund.

Sincerely,

/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

John Hancock Funds, LLC, 601 Congress Street, Boston, MA 02210-2805, Member FINRA | SIPC
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